Exhibit 99.1

Rajesh C. Shrotriya, MDChairman, Chief Executive Officer, and President 29th Annual JP Morgan Healthcare Conference January 13, 2011

This presentation contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements include but are not limited to statements that relate to our business and its future, our strategy, the success of our drug candidates, the safety and efficacy of our drug products, product approvals, market potential, product sales, revenue, development, regulatory and approval timelines, product launches, product acquisitions, capital resources and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates, may not prove safe or effective, the possibility that our existing and new drug candidates may not receive approval from the FDA, and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that price and other competitive pressures may make the marketing and sale of our drugs not commercially feasible, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of significant revenues, our limited experience in establishing strategic alliances, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law. Safe Harbor Statement

Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) Oncology Focused Fully Integrated Commercial Operation Clinical Development and Regulatory Operations

Expected Product Sales Revenue ($M) 2007 2008 2009 2010 2011 ? ? Trend Line $7.5 $28 What is Exciting at Spectrum? $0

What is Exciting at Spectrum? NDA Submission in 2011NDA Submission in 2012

Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) (CHART) ONCOLOGY Lymphoma Colorectal Bladder Other ZEVALINBelinostat FUSILEV Apaziquone ProstateAdjuvantSolid TumorsBiosimilar Rituximab

Near Term Value Drivers Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) Belinostat(tm) In pivotal trial

Financial Summary

- **Cash & Investments (as of 09/30/10)**
  $92.0M
- **Diversified Revenue Sources**
  - **Product Revenue**
  - **Alliance Milestones**



Form 10-K
Spectrum Pharmaceuticals,
FORM 10-Q
SPECTRUM PHARM
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q
SPECTRUM PHARMACEUTICALS, INC.
SPECTRUM

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ZEVALIN Radioimmunotherapy What is ZEVALIN?Anti-CD20 Monoclonal Antibody with Y-90 for Non-Hodgkin's Lymphoma Monoclonal Antibody Radioisotope (Y-90)

ZEVALIN Radioimmunotherapy What is ZEVALIN?Anti-CD20 Monoclonal Antibody with Y-90 for Non-Hodgkin's Lymphoma MOA Animation Video Clip

ZEVALIN
Radioimmunotherapy

What is ZEVALIN?

"ZEVALIN is in my opinion the most effective single drug available with an acceptable hematological toxicity profile for the treatment of patients with low-grade malignant follicular non-Hodgkin's lymphoma."

Anton Hagenbeek, M.D., Ph.D., Professor of Hematology, Academic Medical Center, Amsterdam



- Single Therapeutic Dose
- Approved by FDA:
  - First-Line Consolidation Therapy in Follicular NHL
  - Relapsed/Refractory Low-Grade or Follicular B-Cell NHL
- Nearly 3-Year PFS Survival Benefit (Updated ASH 2010)
  - 49 Months vs 14 months in Control
- 77% PR to CR Conversion Rates vs. 17% in Control
- NCCN Treatment Guideline & Compendia
- Reimbursed in Hospital & Community Settings

SPECTRUM PHARMACEUTICALS Redefining Cancer Care

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12 Papers on ZEVALIN6 Oral PresentationsFeatured Update on FIT Data 2010 American Society for Hematology Meeting (ASH)

FIT-study results at 66.2 months median follow-up (5.5 years) 2010 American Society for Hematology Meeting (ASH) ZEVALIN Control P-value (Months) (Months) Median Progression-Free Survival (PFS) in all patients randomized 49 14 <0.001 PFS Among Patients with Complete Response after Chemotherapy Induction Median not yet reached at 92 months 32 0.011 PFS Among Patients with Partial Response after Chemotherapy Induction 30 6 <0.001 Time to Next Treatment/Time without need for further treatment Median not yet reached at 99 months 35 <0.0001

What are the Physicians saying about ZEVALIN? Dr. Lawrence PiroPresident & CEOThe Angeles Clinic and Research Center InterviewVideo Clip

ZEVALIN Development Timeline

November 2008 *Acquired ZEVALIN* December 2010	✓ FDA Approval in First Line Therapy ✓ Included in NCCN Guidelines ✓ CMS Reimbursement at ASP +4% ✓ 12 Scientific Papers Presented at ASH • Fit Data Update • Monotherapy Study Report
January 2011	✓ CMS Reimbursement at ASP +5% (Began 1/1/2011)

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ZEVALIN Sales (CHART) $ Million 2009 2010 (Unreported) $15.7 M Guidance$27 - $29 M

ZEVALIN Summary Highlights

ZEVALIN Highlights

- Single Course Treatment
- FDA Approvals: First-Line Setting; R/R Disease
- NCCN Treatment Guideline & Compendia Category 1
- Reimbursed in Hospital and Community Settings
- Conversion Rates for PR to CR: 77% vs. 17%
- Prolonged PFS Advantage 49 mo. vs. 14 mo. (from FIT Update)

SPECTRUM PHARMACEUTICALS
Redefining Cancer Care

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sNDA PDUFA Date for Colorectal CancerFDA decision April 29, 2011 FUSILEV(r) (Levoleucovorin)

Colorectal Market Opportunity Ex US Sales of Levoleucovorin are estimated to be approximately $180 Million(95% for Colorectal Cancer) FUSILEV is currently not approved for colorectal cancer

HDAC InhibitorProven class of compounds Belinostat Novel HDAC Inhibitor: Potential Backbone in Cancer Therapy Clinical data spans over 700 patients across hematologic malignancies & solid tumors

Belinostat
Pivotal Trial in PTCL



- Pivotal trial in Relapsed/Refractory PTCL (n=100)
  - Expected NDA filing: 2011
  - Fast Track designation

- **Commercial Opportunity**
  - PTCL is an aggressive non-Hodgkin's lymphoma (NHL) with poor clinical prognosis[1]
  - ~7500 new patients per year[1], high relapse rate
  - Strong Patent
  - Orphan drug exclusivity

Source: Savage KJ, et al. Ann of Oncol. 2004;15:1467-1475.; Savage KJ. Blood Rev. 2007;21:201-216.

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Belinostat Competitive Profile Comparable Efficacy to Current Therapies 1 - In-house data; based on development studies(confidential)2 - Phase II, NCI-1312, Piekarz ASH 2008 Poster 1567; development data3 - ODAC 02-Sep-2009 Briefing Documents * - Treatment related** - Irrespective of relationship Data not from direct comparison study

Belinostat Competitive Profile Potential Safety Advantages Over Current Therapies 1 - In-house data; based on development studies(confidential)2 - Phase II, NCI-1312, Piekarz ASH 2008 Poster 1567; development data3 - ODAC 02-Sep-2009 Briefing Documents * - Treatment related** - Irrespective of relationship Data not from direct comparison study

Phase 2 Trial: CUP (Carcinoma of Unknown Primary)Large market opportunity with no approved therapies2-4% of all cancers are CUP*10% of all cancer deaths are CUP*Combination therapy with carboplatin+paclitaxel (standard of care)Unique ability to administer Belinostat via IV and oral dosingAdditional Indication Planned:Solid tumors in combination with approved standard of care therapiesNCIMyelodysplastic syndromes, ovarian cancer, acute myeloid leukemia, etc.* Source: 2008 Cancer Statistics - National Cancer Institute (NCI) www.cancer.gov Belinostat Current & Future Development

A Novel DrugNDA Strategy (Under SPA)Two pivotal trials underway: 1,600 Patient Enrollment CompletedTop-line results expected in 2012Commercial OpportunitySignificant unmet medical needThe most expensive cancer to treat on a per patient basis Apaziquone Pivotal Trial for Bladder Cancer

Papillary Urothelial Carcinoma TUR Surgery Apaziquone - Phase 3 Non-Muscle Invasive Bladder Cancer

Apaziquone Development and Commercialization Partnerships Allergan (2008) $41.5M upfront, $304M milestone payments, plus royaltiesCo-Promotion rights in the US Nippon Kayaku (2009)Japan + Asian territories$15M upfront, $136M milestone payments, plus royalties Handok Pharmaceuticals (2009)South Korea $19M total deal value, plus royalties

Spectrum Key Milestones:
2011 and Beyond

- **ZEVALIN®**
  - Continue to achieve sales growth
    - Guidance: $27M - $29M in 2010 Sales
  - Submit to the FDA data supporting removal of the BioScan requirement;
  - Continue to evaluate and design clinical trial strategies to expand ZEVALIN's indications to serve a greater patient population.
  - Increase patient awareness of ZEVALIN's role in the treatment of NHL
- **FUSILEV® - sNDA in Colorectal Cancer**
  - FDA decision April 29, 2011
- **Belinostat™**
  - PTCL pivotal trial (under SPA) - expect to file NDA in 2011
  - CUP Phase 2 trial – Target Enrollment Completed December, 2010
- **Apaziquone**
  - Top-line data from the registrational Phase 3 bladder cancer trials expected in 2012.

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Apaziquone In pivotal trial Near Term Value Drivers Spectrum Pharmaceuticals (NASDAQ: SPPI) FDA Approved/Marketed Belinostat(tm) In pivotal trial

Increased Product Sales Spectrum Pharmaceuticals (NASDAQ: SPPI)

Thank You!